EXHIBIT 6.47

                          REGISTRATION RIGHTS AGREEMENT

                                       OF

                             TOTAL FILM GROUP, INC.


Agreement made as of the 10th day of November, 2000, by and between Total Film Group, Inc., a Delaware corporation currently having its office and principal place of business at 9107 Wilshire Boulevard, Suite 475, Beverly Hills, California 90210 (the "Corporation"), and the party hereto converting all or part of a Series B Promissory Note into common stock of the Corporation (hereinafter referred to as a "Holder").

WHEREAS, the undersigned has loaned the Company a sum of Four Hundred Thousand Dollars, which sum, subject to and in compliance with the provisions contained in the corresponding Promissory Note, the Holder of this Note is entitled, at its option, at any time prior to maturity, or in case this Note or some portion hereof shall have been called for prepayment prior to such date, then in respect of this Note or such portion hereof, until and including, but not after, the close of business within 10 days of the date of notice of prepayment. to convert this Note (or any portion thereof), together with accrued but unpaid interest, into fully paid and nonassessable registered shares (calculated as to each conversion to the nearest share) of common stock (the "Shares") of the Maker by surrender of this Note, duly endorsed (if so required by the Maker) or assigned to the Maker or in blank, to "TOTAL FILM GROUP, INC." at its offices, accompanied by written notice to the Maker, in the form set forth below, that the holder hereof selects to convert this Note or, if less than the entire amount hereof is to be converted, the portion hereof to be converted. Such conversion shall be effected at the rate of one Share for each $2.00 of principal and interest to be converted;

NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained, the undersigned hereby agrees as follows:

1. PIGGYBACK AND DEMAND REGISTRATION RIGHTS.

         1.1 (a) If the Corporation shall propose to file a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), at any time during the 36-month period after the Effective Date, either on its own behalf or that of any of its shareholders for an offering of shares of the capital stock of the Corporation (including shares to be issued pursuant to the exercise of any warrants, including the Warrants) for cash or securities, the Corporation shall give written notice as promptly as possible of such proposed registration to Holder and shall use reasonable efforts to include such number or amount of shares of the Stock owned by Holder ("Registering Holder") in such registration statement as such Holder shall request within 10 days after receipt of such notice from the Corporation, provided, that (A) Holder furnishes the Company with a written notice of its irrevocable desire to convert Promissory Note in whole or in part within 10 days after the receipt of such notice from the Corporation, (B) if shares of the Stock are being offered by the Corporation in an underwritten offering, any shares of the Stock proposed to be included in the registration statement on behalf of such Holder shall be included in the underwriting offering on the same terms and conditions as the Stock being offered by the Corporation, and (C) Holder shall be entitled to include such number of shares of the Stock owned by such Holder in such registration statement, one time only during the applicable period set forth herein, so that the proportion of shares of the Stock of Holder to be included in such registration statement to the total number of shares of the Stock owned by him is equal to the proportion that the number of shares of the Stock of all Holder to be included in such registration statement bears to the total number of shares of the Stock owned by Holder (except that Holder shall have the right not to exercise such piggyback registration right set forth herein once, in which case Holder shall have the right set forth in this Section 1.1 with respect to the next succeeding registration statement described in this Section 1.1 proposed to be filed by the Corporation during such 36-month period); and provided further, that (i) the Corporation shall not be required to include such number or amount of shares owned by Holder in any such registration statement if it relates solely to securities of the Corporation to be issued pursuant to a stock option or other employee benefit plan, (ii) the Corporation may, as to an offering of securities of the Corporation by the Corporation, withdraw such registration statement at its sole discretion and without the consent of Holder and abandon such proposed offering and (iii) the Corporation shall not be required to include such number of shares of the Stock owned by Holder in such registration statement if the Corporation is advised in writing by its underwriter or investment banking firm that it reasonably believes that the inclusion of Holder's shares would have an adverse effect on the offering, provided that if such limitation is imposed, the effects of such limitation shall be allocated among the Holder's Pro rata in proportion to the number of shares of the Stock as to which Holder has requested inclusion therein.

         (b) A registration filed pursuant to this Section 1.1(a) shall not be deemed to have been effected unless the registration statement related thereto (i) has become effective under the Securities Act and (ii) has remained effective for a period of at least nine months (or such shorter period of time in which all of the Stock registered thereunder has actually been sold thereunder); provided, however, that if, after any registration statement filed pursuant to Section 1 . 1(a) becomes effective and prior to the time the registration statement has been effective for a period of at least nine months, such registration statement is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court solely due to actions or omissions to act of the Corporation, such registration statement shall not be considered one of the registrations applicable pursuant to Section 1.1(a).

         1.2 DELAY OR SUSPENSION OF REGISTRATION. Notwithstanding any other provision of this Section 1 to the contrary, if the Corporation shall furnish to the Holder or Holders:

         (a) a certificate signed by the President of the Corporation stating that, in the good faith judgment of a majority of the members of the entire Board of Directors of the Corporation, it would adversely and materially affect the Corporation's ability to enter into an agreement with respect to, or to consummate, a bona fide material transaction to which it is or would be a party, or the Corporation has a plan to register Stock to be sold for its own account within a 90-day period after the filing of the registration statement under Section 1.1(a), for the Corporation to use its reasonable best efforts to effect the registration of the Stock; or

         (b) both (A) a certificate signed by the President of the Corporation stating that, in the good faith judgment of a majority of the members of the entire Board of Directors of the Corporation, a material fact exists which the Corporation has a BONAFIDE business purpose for preserving as confidential and (B) an opinion of counsel to the Corporation to the effect that the registration by the Corporation (following the offer or sale by the Holder or Holders of the Stock pursuant to an effective registration statement would require disclosure of the material fact which is referenced in the President's certificate required under Section 1 .2(b)(A) and which, in such counsel's opinion, is not otherwise required to be disclosed, then the Corporation's obligations pursuant to Section 1.1 with respect to any such registration shall be deferred or offers and sales of the Stock by the Holder or Holders shall be suspended, as the case may be, until the earliest of: (1) the date on which, as applicable (a) the Corporation's use of reasonable best efforts to effect the registration of the Stock would no longer have such a material adverse effect or (b) the material fact is disclosed to the public or ceases to be material; (2) 135 days from the date of receipt by the Holder or Holders of the materials referred to in Section 1.2(a) and (b) above; and (3) such time as the Corporation notifies the Holder or Holders that it has resumed use of its reasonable best efforts to effect registration of the Stock or that offers and sales of Stock pursuant to an effective registration statement may be resumed, as the case may be. A particular material transaction to which the Corporation is or would be a party or a particular material fact shall not give rise to more than one deferral or suspension notice by the Corporation pursuant to the provisions of this Section 1.2.

         1.3 In connection with any registration or qualification pursuant to the provisions of this Article I, Holder and the Corporation shall, except as prohibited under the blue sky or securities laws of any jurisdiction under which a registration or qualification is being effected, pay (pro rata based on the relative number of shares included in such registration) all of the fees and expenses, which shall not include fees and expenses of legal counsel for any Holder and any underwriting or selling discounts, fees, commissions or similar charges with respect to the shares of Stock as to which registration is requested; provided, however, that in the event the Corporation shall have incurred out-of-pocket expenses in connection with the preparation of any registration statement which shall be withdrawn prior to its effective date at the request of Holder, Holder shall promptly reimburse the Corporation for all out-of-pocket expenses including, without limitation, attorneys' fees and expenses, accounting costs and all fees and expenses relating to blue sky filings incurred by the Corporation in connection with such preparation (including any filing thereof); and provided further however, that the Corporation shall not be required in the case of any registration hereunder to make blue sky filings in more than 10 states.

         1.4 (a) In each case of registration of shares of Stock under the Securities Act pursuant to these registration provisions, the Corporation shall unconditionally indemnify and hold Holder harmless, each underwriter (as defined in the Securities Act), and each person who controls any such underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934 (the Holder and each such underwriter, and each such person who controls any such underwriter being referred to for purposes of this Section 1.4, as an "Indemnified Person") from and against any and all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such shares of the Stock were registered under the Securities Act, any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto (including, in each case, any documents incorporated by reference therein), or arising out of any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of any such untrue statement or omission or alleged untrue statement or omission based upon information relating to Holder or any underwriter and furnished to the Corporation or the Registering Holder, as the ease may be, in writing by Holder or such underwriter expressly for use therein; PROVIDED that the foregoing indemnification with respect to a preliminary prospectus shall not inure to the benefit of any underwriter (or to the benefit of any person controlling such underwriter) from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased shares of the Stock to the extent such losses, claims, damages or liabilities result from the fact that a copy of the final prospectus had not been sent or given to such person at or prior to written confirmation of the sale of such shares to such person.

         (b) In each case of a registration of shares of the Stock under the Securities Act pursuant to these registration provisions, the Holder participating in the registration, severally and not jointly, shall unconditionally indemnify and hold harmless the Corporation (and its directors and officers) each underwriter and each person, if any, who controls the Corporation or such underwriter within the meaning of Section 15 of the Securities Act of Section 20(a) of the Securities Exchange Act of 1934, to the same extent as the foregoing indemnity from the Corporation to the Holder but only with reference to information relating to Holder and furnished to the Corporation by Holder for use in the registration statement, any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto. Holder will use all reasonable efforts to cause any underwriters of shares of Stock to be sold by Holder to indemnify the Corporation on the same terms as Holder agrees to indemnify the Corporation or the Registering Holder, as the case may be, but only with reference to information furnished in writing by such underwriter for use in the registration statement.

         (c) In case any action or proceeding shall be brought against or instituted which involves any Indemnified Person, such Indemnified Person shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing and the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such action or proceeding, any Indemnified Person shall have the right to obtain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person has agreed to the retention of such counsel at its expense or (ii) the named parties to any such action or proceeding include both the Indemnifying Person and the Indemnified Person, and the Indemnified Person has been advised by counsel that there may be one or more defenses available to such Indemnified Person which are different from or additional to those available to the Indemnifying Person (in which case, if the Indemnified Person notifies the Indemnifying Person that it wishes to employ separate counsel at the expense of the Indemnifying Person, the Indemnifying Person shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Person). It is understood that the Indemnifying Person shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all such similarly situated Indemnified Persons. The Indemnifying Person shall not be liable for any settlement of any action or proceeding effected without its written consent.

         (d) In the event the indemnifications provided for in this Article V are unavailable or insufficient, then the Holder shall contribute to the amount paid or payable as a result of such losses, claims, damages, liabilities, actions and expenses in such proportion as is appropriate to reflect (A) the relative benefits received Holder and (B) the relative fault of Holder.

         (e) Notwithstanding anything in this Article V to the contrary, the Corporation shall not be liable to Holder for any losses, claims, damages or liabilities arising out of or caused by (A) any reasonable delay (1) in filing or processing any registration statement or any preliminary or final prospectus, amendment or supplement thereto after the inclusion of Holder Stock in such registration statement, or (2) in requesting such registration statement be declared effective by the Commission and (B) the failure of the Commission for any reason to declare effective any registration statement.

2. MISCELLANEOUS.

         2.1 NOTICES. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as duly given on (a) the date of delivery, if delivered in person, by nationally recognized overnight delivery service or by facsimile or (b) three days after mailing if mailed from within the continental United States by registered or certified mail, return receipt requested to the party entitled to receive the same, if to the Corporation, Total Film Group, Inc., 9107 Wilshire Boulevard, Suite 475, Beverly Hills, California 90210 , and if to Holder, at his or its address as set forth hereunder. Any party may change his or its address by giving notice to the other party stating his or its new address. Commencing on the 10th day after the giving of such notice, such newly designated address shall be such party's address for the purpose of all notices or other communications required or permitted to be given pursuant to this Agreement.

         2.2 GOVERNING LAW. This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflicts of law principles. All parties hereto (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted only in a federal or state court in New York, NY, (ii) waive any objection which they may now or hereafter have to the laying of the venue of any such suit, action or proceeding, and (iii) irrevocably submit to the jurisdiction of any federal or state court in New York, New York, in any such suit, action or proceeding, but such consent shall not constitute a general appearance or be available to any other person who is not a party to this Agreement. All parties hereto agree that the mailing of any process in any suit, action or proceeding in accordance with the notice provisions of this Agreement shall constitute personal service thereof.

         2.3 ENTIRE AGREEMENT: WAIVER OF BREACH. This Agreement constitutes the entire agreement among the parties and supersedes any prior agreement or understanding among them with respect to the subject matter hereof, and it may not be modified or amended in any manner other than as provided herein; and no waiver of any breach or condition of this Agreement shall be deemed to have occurred unless such waiver is in writing, signed by the party against whom enforcement is sought, and no waiver shall be claimed to be a waiver of any subsequent breach or condition of a like or different nature.

         2.4 BINDING EFFECT: ASSIGNABILITY. This Agreement and all the terms and provisions hereof shall be binding upon and shall inure to the benefit of the parties and their respective heirs, successors and permitted assigns. This Agreement and the rights of the parties hereunder shall not be assigned except with the written consent of all parties hereto.

         2.5 CAPTIONS. Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provision hereof.

         2.6 NUMBER AND GENDER. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, feminine and neuter.

         2.7 SEVERABILITY. If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

         2.8 AMENDMENTS. This Agreement may not be amended except in a writing signed by all of the parties hereto.

         2.9 COMPLIANCE WITH SECURITIES LAWS. Commencing with the Effective Date, the Corporation will use its best efforts to comply thereafter with the applicable provisions of the Securities Act and the Securities Exchange Act of 1934.

         2.10 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. In addition, this Agreement may contain more than one counterpart of the signature page and this Agreement may be executed by the affixing of such signature pages executed by the parties to one copy of the Agreement; all of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

IN WITNESS WHEREOF, the undersigned has executed this Agreement on the date first above written.

TOTAL FILM GROUP, INC.

/s/ Eli Boyer
-----------------------------------
Eli Boyer, Secy - Treasurer


NOTE HOLDER


Lancer Offshore

/s/ Lancer Partners LP
-----------------------------------
Name

-----------------------------------
Address

475 Steamboat Rd
-----------------------------------

Greenwich, CT 06830
-----------------------------------

                          REGISTRATION RIGHTS AGREEMENT

                                       OF

                             TOTAL FILM GROUP, INC.


Agreement made as of the 10th day of November, 2000, by and between Total Film Group, Inc., a Delaware corporation currently having its office and principal place of business at 9107 Wilshire Boulevard, Suite 475, Beverly Hills, California 90210 (the "Corporation"), and the party hereto converting all or part of a Series B Promissory Note into common stock of the Corporation (hereinafter referred to as a "Holder").

WHEREAS, the undersigned has loaned the Company a sum of One Hundred Twenty Five Thousand Dollars, which sum, subject to and in compliance with the provisions contained in the corresponding Promissory Note, the Holder of this
Note is entitled, at its option, at any time prior to maturity, or in case this Note or some portion hereof shall have been called for prepayment prior to such date, then in respect of this Note or such portion hereof, until and including, but not after, the close of business within 10 days of the date of notice of prepayment. to convert this Note (or any portion thereof), together with accrued but unpaid interest, into fully paid and nonassessable registered shares (calculated as to each conversion to the nearest share) of common stock (the "Shares") of the Maker by surrender of this Note, duly endorsed (if so required by the Maker) or assigned to the Maker or in blank, to "TOTAL FILM GROUP, INC." at its offices, accompanied by written notice to the Maker, in the form set forth below, that the holder hereof selects to convert this Note or, if less than the entire amount hereof is to be converted, the portion hereof to be converted. Such conversion shall be effected at the rate of one Share for each $2.00 of principal and interest to be converted;

NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained, the undersigned hereby agrees as follows:

1. PIGGYBACK AND DEMAND REGISTRATION RIGHTS.

         1.1 (a) If the Corporation shall propose to file a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), at any time during the 36-month period after the Effective Date, either on its own behalf or that of any of its shareholders for an offering of shares of the capital stock of the Corporation (including shares to be issued pursuant to the exercise of any warrants, including the Warrants) for cash or securities, the Corporation shall give written notice as promptly as possible of such proposed registration to Holder and shall use reasonable efforts to include such number or amount of shares of the Stock owned by Holder ("Registering Holder") in such registration statement as such Holder shall request within 10 days after receipt of such notice from the Corporation, provided, that (A) Holder furnishes the Company with a written notice of its irrevocable desire to convert Promissory Note in whole or in part within 10 days after the receipt of such notice from the Corporation,
(B) if shares of the Stock are being
offered by the Corporation in an underwritten offering, any shares of the Stock proposed to be included in the registration statement on behalf of such Holder shall be included in the underwriting offering on the same terms and conditions as the Stock being offered by the Corporation, and (C) Holder shall be entitled to include such number of shares of the Stock owned by such Holder in such registration statement, one time only during the applicable period set forth herein, so that the proportion of shares of the Stock of Holder to be included in such registration statement to the total number of shares of the Stock owned by him is equal to the proportion that the number of shares of the Stock of all Holder to be included in such registration statement bears to the total number of shares of the Stock owned by Holder (except that Holder shall have the right not to exercise such piggyback registration right set forth herein once, in which case Holder shall have the right set forth in this Section 1.1 with respect to the next succeeding registration statement described in this Section 1.1 proposed to be filed by the Corporation during such 36-month period); and provided further, that (i) the Corporation shall not be required to include such number or amount of shares owned by Holder in any such registration statement if it relates solely to securities of the Corporation to be issued pursuant to a stock option or other employee benefit plan, (ii) the Corporation may, as to an offering of securities of the Corporation by the Corporation, withdraw such registration statement at its sole discretion and without the consent of Holder and abandon such proposed offering and (iii) the Corporation shall not be required to include such number of shares of the Stock owned by Holder in such registration statement if the Corporation is advised in writing by its underwriter or investment banking firm that it reasonably believes that the inclusion of Holder's shares would have an adverse effect on the offering, provided that if such limitation is imposed, the effects of such limitation shall be allocated among the Holder's Pro rata in proportion to the number of shares of the Stock as to which Holder has requested inclusion therein.

         (b) A registration filed pursuant to this Section 1.1(a) shall not be deemed to have been effected unless the registration statement related thereto (i) has become effective under the Securities Act and (ii) has remained effective for a period of at least nine months (or such shorter period of time in which all of the Stock registered thereunder has actually been sold thereunder); provided, however, that if, after any registration statement filed pursuant to Section 1 . 1(a) becomes effective and prior to the time the registration statement has been effective for a period of at least nine months, such registration statement is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court solely due to actions or omissions to act of the Corporation, such registration statement shall not be considered one of the registrations applicable pursuant to Section 1.1(a).

         1.2 DELAY OR SUSPENSION OF REGISTRATION. Notwithstanding any other provision of this Section 1 to the contrary, if the Corporation shall furnish to the Holder or Holders:

         (a) a certificate signed by the President of the Corporation stating that, in the good faith judgment of a majority of the members of the entire Board of Directors of the Corporation, it would adversely and materially affect the Corporation's ability to enter into an agreement with respect to, or to consummate, a bona fide material transaction to which it is or would be a party, or the Corporation has a plan to register Stock to be sold for its own account within a 90-day period after the filing of the registration statement under Section 1.1(a), for the Corporation to use its reasonable best efforts to effect the registration of the Stock; or

         (b) both (A) a certificate signed by the President of the Corporation stating that, in the good faith judgment of a majority of the members of the entire Board of Directors of the Corporation, a material fact exists which the Corporation has a BONAFIDE business purpose for preserving as confidential and (B) an opinion of counsel to the Corporation to the effect that the registration by the Corporation (following the offer or sale by the Holder or Holders of the Stock pursuant to an effective registration statement would require disclosure of the material fact which is referenced in the President's certificate required under Section 1 .2(b)(A) and which, in such counsel's opinion, is not otherwise required to be disclosed, then the Corporation's obligations pursuant to Section 1.1 with respect to any such registration shall be deferred or offers and sales of the Stock by the Holder or Holders shall be suspended, as the case may be, until the earliest of: (1) the date on which, as applicable (a) the Corporation's use of reasonable best efforts to effect the registration of the Stock would no longer have such a material adverse effect or (b) the material fact is disclosed to the public or ceases to be material; (2) 135 days from the date of receipt by the Holder or Holders of the materials referred to in Section 1.2(a) and (b) above; and (3) such time as the Corporation notifies the Holder or Holders that it has resumed use of its reasonable best efforts to effect registration of the Stock or that offers and sales of Stock pursuant to an effective registration statement may be resumed, as the case may be. A particular material transaction to which the Corporation is or would be a party or a particular material fact shall not give rise to more than one deferral or suspension notice by the Corporation pursuant to the provisions of this Section 1.2.

         1.3 In connection with any registration or qualification pursuant to the provisions of this Article I, Holder and the Corporation shall, except as prohibited under the blue sky or securities laws of any jurisdiction under which a registration or qualification is being effected, pay (pro rata based on the relative number of shares included in such registration) all of the fees and expenses, which shall not include fees and expenses of legal counsel for any Holder and any underwriting or selling discounts, fees, commissions or similar charges with respect to the shares of Stock as to which registration is requested; provided, however, that in the event the Corporation shall have incurred out-of-pocket expenses in connection with the preparation of any registration statement which shall be withdrawn prior to its effective date at the request of Holder, Holder shall promptly reimburse the Corporation for all out-of-pocket expenses including, without limitation, attorneys' fees and expenses, accounting costs and all fees and expenses relating to blue sky filings incurred by the Corporation in connection with such preparation (including any filing thereof); and provided further however, that the Corporation shall not be required in the case of any registration hereunder to make blue sky filings in more than 10 states.

         1.4 (a) In each case of registration of shares of Stock under the Securities Act pursuant to these registration provisions, the Corporation shall unconditionally indemnify and hold Holder harmless, each underwriter (as defined in the Securities Act), and each person who controls any such underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934 (the Holder and each such underwriter, and each such person who controls any such underwriter being referred to for purposes of this Section 1.4, as an "Indemnified Person") from and against any and all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such shares of the Stock were registered under the Securities Act, any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto (including, in each case, any documents incorporated by reference therein), or arising out of any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of any such untrue statement or omission or alleged untrue statement or omission based upon information relating to Holder or any underwriter and furnished to the Corporation or the Registering Holder, as the ease may be, in writing by Holder or such underwriter expressly for use therein; PROVIDED that the foregoing indemnification with respect to a preliminary prospectus shall not inure to the benefit of any underwriter (or to the benefit of any person controlling such underwriter) from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased shares of the Stock to the extent such losses, claims, damages or liabilities result from the fact that a copy of the final prospectus had not been sent or given to such person at or prior to written confirmation of the sale of such shares to such person.

         (b) In each case of a registration of shares of the Stock under the Securities Act pursuant to these registration provisions, the Holder participating in the registration, severally and not jointly, shall unconditionally indemnify and hold harmless the Corporation (and its directors and officers) each underwriter and each person, if any, who controls the Corporation or such underwriter within the meaning of Section 15 of the Securities Act of Section 20(a) of the Securities Exchange Act of 1934, to the same extent as the foregoing indemnity from the Corporation to the Holder but only with reference to information relating to Holder and furnished to the Corporation by Holder for use in the registration statement, any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto. Holder will use all reasonable efforts to cause any underwriters of shares of Stock to be sold by Holder to indemnify the Corporation on the same terms as Holder agrees to indemnify the Corporation or the Registering Holder, as the case may be, but only with reference to information furnished in writing by such underwriter for use in the registration statement.

         (c) In case any action or proceeding shall be brought against or instituted which involves any Indemnified Person, such Indemnified Person shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing and the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such action or proceeding, any Indemnified Person shall have the right to obtain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person has agreed to the retention of such counsel at its expense or (ii) the named parties to any such action or proceeding include both the Indemnifying Person and the Indemnified Person, and the Indemnified Person has been advised by counsel that there may be one or more defenses available to such Indemnified Person which are different from or additional to those available to the Indemnifying Person (in which case, if the Indemnified

Person notifies the Indemnifying Person that it wishes to employ separate counsel at the expense of the Indemnifying Person, the Indemnifying Person shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Person). It is understood that the Indemnifying Person shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all such similarly situated Indemnified Persons. The Indemnifying Person shall not be liable for any settlement of any action or proceeding effected without its written consent.

         (d) In the event the indemnifications provided for in this Article V are unavailable or insufficient, then the Holder shall contribute to the amount paid or payable as a result of such losses, claims, damages, liabilities, actions and expenses in such proportion as is appropriate to reflect (A) the relative benefits received Holder and (B) the relative fault of Holder.

         (e) Notwithstanding anything in this Article V to the contrary, the Corporation shall not be liable to Holder for any losses, claims, damages or liabilities arising out of or caused by (A) any reasonable delay (1) in filing or processing any registration statement or any preliminary or final prospectus, amendment or supplement thereto after the inclusion of Holder Stock in such registration statement, or (2) in requesting such registration statement be declared effective by the Commission and (B) the failure of the Commission for any reason to declare effective any registration statement.

2. MISCELLANEOUS.

         2.1 NOTICES. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as duly given on (a) the date of delivery, if delivered in person, by nationally recognized overnight delivery service or by facsimile or (b) three days after mailing if mailed from within the continental United States by registered or certified mail, return receipt requested to the party entitled to receive the same, if to the Corporation, Total Film Group, Inc., 9107 Wilshire Boulevard, Suite 475, Beverly Hills, California 90210 , and if to Holder, at his or its address as set forth hereunder. Any party may change his or its address by giving notice to the other party stating his or its new address. Commencing on the 10th day after the giving of such notice, such newly designated address shall be such party's address for the purpose of all notices or other communications required or permitted to be given pursuant to this Agreement.

         2.2 GOVERNING LAW. This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflicts of law principles. All parties hereto (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted only in a federal or state court in New York, NY, (ii) waive any objection which they may now or hereafter have to the laying of the venue of any such suit, action or proceeding, and (iii) irrevocably submit to the jurisdiction of any federal or state court in New York, New York, in any such suit, action or proceeding, but such consent shall not constitute a general appearance or be available to any other person who is not a party to this Agreement. All parties hereto agree that the mailing of any process in any suit, action or proceeding in accordance with the notice provisions of this

Agreement shall constitute personal service thereof.

         2.3 ENTIRE AGREEMENT: WAIVER OF BREACH. This Agreement constitutes the entire agreement among the parties and supersedes any prior agreement or understanding among them with respect to the subject matter hereof, and it may not be modified or amended in any manner other than as provided herein; and no waiver of any breach or condition of this Agreement shall be deemed to have occurred unless such waiver is in writing, signed by the party against whom enforcement is sought, and no waiver shall be claimed to be a waiver of any subsequent breach or condition of a like or different nature.

         2.4 BINDING EFFECT: ASSIGNABILITY. This Agreement and all the terms and provisions hereof shall be binding upon and shall inure to the benefit of the parties and their respective heirs, successors and permitted assigns. This Agreement and the rights of the parties hereunder shall not be assigned except with the written consent of all parties hereto.

         2.5 CAPTIONS. Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provision hereof.

         2.6 NUMBER AND GENDER. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, feminine and neuter.

         2.7 SEVERABILITY. If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

         2.8 AMENDMENTS. This Agreement may not be amended except in a writing signed by all of the parties hereto.

         2.9 COMPLIANCE WITH SECURITIES LAWS. Commencing with the Effective Date, the Corporation will use its best efforts to comply thereafter with the applicable provisions of the Securities Act and the Securities Exchange Act of 1934.

         2.10 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. In addition, this Agreement may contain more than one counterpart of the signature page and this Agreement may be executed by the affixing of such signature pages executed by the parties to one copy of the Agreement; all of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

IN WITNESS WHEREOF, the undersigned has executed this Agreement on the date first above written.

TOTAL FILM GROUP, INC.

/s/ Eli Boyer
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Eli Boyer, Secy - Treasurer


NOTE HOLDER

The Viator Fund Ltd.

/s/ Michael Lauer
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Name

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Address

7 Dwight Lane
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Greenwich, CT 06830
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